Exhibit 99.3

Dominion

Unaudited Supplemental Summary of 2010 Operating Earnings

(millions, except per share amounts)

	12 Months Ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter Ended 03/31/10
Dominion Virginia Power
Electric Distribution
Operating revenue	$1,313	$314	$352	$325	$322

Expenses:
Commodity purchases	1	0	0	1	0
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	429	120	116	95	98
Depreciation, depletion and amortization	291	74	73	72	72
Other	53	13	12	12	16

Earnings including noncontrolling interests before interest and taxes	$539	$107	$151	$145	$136
Electric Transmission
Operating revenue	$430	$132	$118	$87	$93

Expenses:
Commodity purchases	0	0	0	0	0
Purchased electric capacity	15	11	4	0	0
Other operations and maintenance	162	54	54	20	34
Depreciation, depletion and amortization	53	15	14	12	12
Other	(22)	(5)	(6)	(6)	(5)

Earnings including noncontrolling interests before interest and taxes	$222	$57	$52	$61	$52
Dominion Retail
Operating revenue	$2,077	$554	$453	$394	$676

Expenses:
Commodity purchases	1,827	461	406	351	609
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	88	20	25	21	22
Depreciation, depletion and amortization	9	1	2	3	3
Other	23	7	6	6	4

Earnings including noncontrolling interests before interest and taxes	$130	$65	$14	$13	$38
Segment Eliminations
Operating revenue	$0	$0	$0	$0	$0

Expenses:
Commodity purchases	0	0	0	0	0
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	1	0	1	0	0
Depreciation, depletion and amortization	0	0	0	0	0
Other	(1)	0	(1)	0	0

Earnings including noncontrolling interests before interest and taxes	$0	$0	$0	$0	$0

Dominion Virginia Power Total
Operating revenue	$3,820	$1,000	$923	$806	$1,091

Expenses:
Commodity purchases	1,828	462	405	352	609
Purchased electric capacity	16	12	4	0	0
Other operations and maintenance	679	192	196	136	155
Depreciation, depletion and amortization	353	90	89	87	87
Other	53	15	12	12	14

Earnings including noncontrolling interests before interest and taxes	$891	$229	$217	$219	$226
Interest and related charges	158	42	40	37	39
Income taxes	277	70	68	68	71
Noncontrolling interests	8	2	2	2	2

Operating earnings contribution	$448	$115	$107	$112	$114
Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Operating earnings per share contribution	$0.76	$0.20	$0.18	$0.19	$0.19

Notes:

•	Commodity purchases = Electric fuel and other energy-related purchases + Purchased gas

•	Other = Other Taxes - Other Income

•	Operating segment contribution to operating earnings equals contribution to GAAP earnings

•	Figures may not add due to rounding

Dominion

Unaudited Supplemental Summary of 2010 Operating Earnings

(millions, except per share amounts)

	12 Months Ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter Ended 03/31/10
Dominion Energy
Gas Distribution (DEO & HGI)
Operating revenue	$1,094	$374	$138	$184	$398

Expenses:
Commodity purchases	291	99	13	33	146
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	418	155	70	79	114
Depreciation, depletion and amortization	65	17	17	16	15
Other	96	31	13	17	35

Earnings including noncontrolling interests before interest and taxes	$224	$72	$25	$39	$88
Gas Transmission
Operating revenue	$1,186	$300	$268	$279	$339

Expenses:
Commodity purchases	179	39	39	42	59
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	296	89	77	63	67
Depreciation, depletion and amortization	124	31	31	31	31
Other	30	6	11	7	6

Earnings including noncontrolling interests before interest and taxes	$557	$135	$110	$136	$176
Producer Services
Operating revenue	$1,330	$290	$321	$307	$412

Expenses:
Commodity purchases	1,264	270	284	320	390
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	22	5	8	4	5
Depreciation, depletion and amortization	1	1	0	0	0
Other	0	0	0	1	(1)

Earnings including noncontrolling interests before interest and taxes	$43	$14	$29	($18)	$18
E&P
Operating revenue	$84	$1	$0	$19	$65

Expenses:
Commodity purchases	0	0	0	0	0
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	20	1	0	5	14
Depreciation, depletion and amortization	20	0	0	5	15
Other	6	0	0	2	5

Earnings including noncontrolling interests before interest and taxes	$38	$0	$0	$7	$31

[Dominion Energy continued on following page]

Dominion

Unaudited Supplemental Summary of 2010 Operating Earnings

(millions, except per share amounts)

	12 Months Ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter Ended 03/31/10
Dominion Energy (cont’d)
Segment Eliminations
Operating revenue	($193)	($37)	($20)	($45)	($91)

Expenses:
Commodity purchases	(186)	(33)	(20)	(43)	(90)
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	(7)	(3)	(1)	(2)	(1)
Depreciation, depletion and amortization	0	0	0	0	0
Other	0	0	0	0	0

Earnings including noncontrolling interests before interest and taxes	$0	($1)	$1	$0	$0
Dominion Energy Total
Operating revenue	$3,501	$928	$706	$744	$1,123

Expenses:
Commodity purchases	1,549	376	316	352	505
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	747	245	154	150	198
Depreciation, depletion and amortization	210	49	47	53	61
Other	133	38	24	25	46

Earnings including noncontrolling interests before interest and taxes	$862	$220	$165	$164	$313
Interest and related charges	85	18	19	21	27
Income taxes	302	80	54	57	111
Noncontrolling interests	0	0	0	0	0

Operating earnings contribution	$475	$122	$92	$86	$175
Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Operating earnings per share contribution	$0.80	$0.21	$0.16	$0.14	$0.29

Notes:

•	Commodity purchases = Electric fuel and other energy-related purchases + Purchased gas

•	Other = Other Taxes - Other Income

•	Operating segment contribution to operating earnings equals contribution to GAAP earnings

•	Figures may not add due to rounding

Dominion

Unaudited Supplemental Summary of 2010 Operating Earnings

(millions, except per share amounts)

	12 Months Ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter Ended 03/31/10
Dominion Generation
Utility Generation
Operating revenue	$5,546	$1,238	$1,658	$1,313	$1,337

Expenses:
Commodity purchases	2,494	580	693	589	632
Purchased electric capacity	434	107	112	108	107
Other operations and maintenance	1,010	351	239	215	205
Depreciation, depletion and amortization	327	83	85	81	78
Other	77	7	22	16	32

Earnings including noncontrolling interests before interest and taxes	$1,204	$110	$507	$304	$283
Merchant Generation
Operating revenue	$2,872	$735	$768	$626	$743

Expenses:
Commodity purchases	814	195	217	178	224
Purchased electric capacity	3	0	2	0	1
Other operations and maintenance	832	228	197	218	189
Other	36	15	(1)	17	5

Earnings before interest, taxes and DD&A	$1,187	$297	$353	$213	$324
Depreciation, depletion and amortization	135	32	34	34	35

Earnings including noncontrolling interests before interest and taxes	$1,052	$265	$319	$179	$289
Dominion Generation Total
Operating revenue	$8,418	$1,973	$2,426	$1,939	$2,080

Expenses:
Commodity purchases	3,308	775	910	767	856
Purchased electric capacity	437	107	114	108	108
Other operations and maintenance	1,842	579	436	433	394
Depreciation, depletion and amortization	462	115	119	115	113
Other	113	22	21	33	37

Earnings including noncontrolling interests before interest and taxes	$2,256	$375	$826	$483	$572
Interest and related charges	185	49	48	41	47
Income taxes	771	120	289	164	198
Noncontrolling interests	9	3	2	2	2

Operating earnings contribution	$1,291	$203	$487	$276	$325
Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Operating earnings per share contribution	$2.19	$0.35	$0.83	$0.47	$0.54

Notes:

•	Commodity purchases = Electric fuel and other energy-related purchases + Purchased gas

•	Other = Other Taxes - Other Income

•	Operating segment contribution to operating earnings equals contribution to GAAP earnings

•	Figures may not add due to rounding

Dominion

Unaudited Supplemental Summary of 2010 Operating Earnings

(millions, except per share amounts)

	12 Months Ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter Ended 03/31/10
THIS SCHEDULE PRESENTS GAAP MEASURES OF REPORTED NET INCOME ATTRIBUTABLE TO DOMINION PLEASE REFER TO THE FOLLOWING PAGE FOR THE OPERATING EARNINGS EQUIVALENT OF THIS SCHEDULE
Corporate and Other
Operating revenue	$769	$170	$166	$161	$272

Expenses:
Commodity purchases	11	1	2	6	2
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	1,271	196	186	321	568
Gain on sale of Applachian E&P operations	(2,467)	0	0	(2,467)	0
Depreciation, depletion and amortization	30	7	7	8	8
Other	(26)	(25)	(24)	52	(29)

Income including noncontrolling interests before interest and taxes	1,950	(9)	(5)	2,241	(277)
Interest and related charges	494	141	143	111	99
Income taxes	707	(16)	(37)	845	(85)

Income from continuing operations including noncontrolling interests	749	(134)	(111)	1,285	(291)
Income (loss) from discontinued operations, net of tax	(155)	(8)	0	2	(149)
Noncontrolling interests	0	0	0	0	0

Reported Earnings (Loss) Contribution	$594	(142)	(111)	1,287	($440)
Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Reported Earnings (Loss) Per Share Contribution	$1.01	($0.25)	($0.19)	$2.18	($0.73)

Total Segment Eliminations and Adjustments
Operating revenue	($1,311)	($325)	($271)	($317)	($398)

Expenses:
Commodity purchases	(496)	(129)	(86)	(131)	(150)
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	(815)	(196)	(185)	(186)	(248)
Depreciation, depletion and amortization	0	0	0	0	0
Other	90	18	21	22	29

Income including noncontrolling interests before interest and taxes	(90)	(18)	(21)	(22)	(29)
Interest and related charges	(90)	(18)	(21)	(22)	(29)
Income taxes	0	0	0	0	0
Noncontrolling interests	0	0	0	0	0

Segment Eliminations Earnings (Loss) Contribution	$0	$0	$0	$0	$0
Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Segment Eliminations Earnings (Loss) Per Share Contribution	$0.00	$0.00	$0.00	$0.00	$0.00

Dominion Total
Operating revenue	$15,197	$3,746	$3,950	$3,333	$4,168

Expenses:
Commodity purchases	6,200	1,486	1,547	1,347	1,820
Purchased electric capacity	453	120	116	109	108
Other operations and maintenance	3,724	1,015	788	853	1,068
Depreciation, depletion and amortization	1,055	261	263	262	269
Other taxes	532	127	117	119	169

Total operating expenses	11,964	3,009	2,831	2,690	3,434

Gain on sale of Appalachian E&P operations	2,467	0	0	2,467	0
Income from Operations	5,700	737	1,119	3,110	734

Other income (loss)	169	60	63	(25)	71

Income including noncontrolling interests before interest and taxes	5,869	797	1,182	3,085	805
Interest and related charges	832	232	229	188	183
Income before taxes	5,037	565	953	2,897	622
Income taxes	2,057	254	374	1,134	295

Income from continuing operations including noncontrolling interests	2,980	311	579	1,763	327
Income (loss) from discontinued operations, net of tax	(155)	(8)	0	2	(149)
Noncontrolling interests	17	5	4	4	4

Net Income attributable to Dominion	$2,808	$298	$575	$1,761	$174
Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Consolidated reported earnings per share	$4.76	$0.51	$0.98	$2.98	$0.29

Notes:

•	Commodity purchases = Electric fuel and other energy-related purchases + Purchased gas

•	Other = Other Taxes - Other Income

•	Figures may not add due to rounding

Dominion

Unaudited Supplemental Summary of 2010 Operating Earnings

(millions, except per share amounts)

	12 Months Ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter Ended 03/31/10
THIS SCHEDULE PRESENTS MEASURES OF OPERATING EARNINGS THAT EXCLUDE CERTAIN ITEMS THAT ARE INCLUDED IN GAAP. PLEASE REFER TO THE PRECEDING PAGE FOR THE GAAP EQUIVALENT OF THIS SCHEDULE
Corporate and Other [1]
Operating revenue	$737	$177	$166	$164	$230

Expenses:
Commodity purchases	6	1	2	1	2
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	711	164	173	154	220
Depreciation, depletion and amortization	30	7	7	8	8
Other	(67)	(11)	(17)	(18)	(21)

Earnings including noncontrolling interests before interest and taxes	57	16	1	19	21
Interest and related charges	494	141	143	111	99
Income taxes	(194)	(51)	(59)	(44)	(40)
Noncontrolling interests	0	0	0	0	0

Operating earnings contribution	($243)	($74)	($83)	($48)	($38)
Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Operating earnings per share contribution	($0.41)	($0.13)	($0.14)	($0.08)	($0.06)

Total Segment Eliminations and Adjustments
Operating revenue	($1,311)	($325)	($271)	($317)	($398)

Expenses:
Commodity purchases	(496)	(129)	(86)	(131)	(150)
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	(815)	(196)	(185)	(186)	(248)
Depreciation, depletion and amortization	0	0	0	0	0
Other	90	18	21	22	29

Earnings including noncontrolling interests before interest and taxes	(90)	(18)	(21)	(22)	(29)
Interest and related charges	(90)	(18)	(21)	(22)	(29)
Income taxes	0	0	0	0	0
Noncontrolling interests	0	0	0	0	0

Operating earnings contribution	$0	$0	$0	$0	$0
Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Operating earnings per share contribution	$0.00	$0.00	$0.00	$0.00	$0.00

Dominion Total [1]
Operating revenue	$15,165	$3,753	$3,950	$3,336	$4,126

Expenses:
Commodity purchases	6,195	1,486	1,547	1,342	1,820
Purchased electric capacity	453	120	116	109	108
Other operations and maintenance	3,164	983	775	686	720
Depreciation, depletion and amortization	1,055	261	263	262	269
Other	322	81	61	74	106

Earnings including noncontrolling interests before interest and taxes	$3,976	$822	$1,188	$863	$1,103
Interest and related charges	832	232	229	188	183
Income taxes	1,156	219	352	245	340
Noncontrolling interests	17	5	4	4	4

Consolidated operating earnings attributable to Dominion	$1,971	$366	$603	$426	$576
Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Consolidated operating earnings per share	$3.34	$0.63	$1.03	$0.72	$0.96

1)	For detail on items excluded from operating earnings, visit Dominion’s Investor Relations website at www.dom.com/investors under “GAAP” Reconciliation”.

Notes:

•	Commodity purchases = Electric fuel and other energy-related purchases + Purchased gas

•	Other = Other Taxes - Other Income

•	Figures may not add due to rounding